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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 2003

                         Commission File Number 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                                      22-3410353
    (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                       Identification No.)

                                240 Route 10 West
                            Whippany New Jersey 07981
                                 (973) 887-5300

               (Address, including zip code and telephone number,
              including area code, of principal executive offices)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     Copies of the unaudited balance sheets of our general partner, Suburban Energy Services Group LLC, as of June 28, 2003 and September 28, 2002 have been filed as Exhibit 99.1 to this Current Report.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 14, 2003


                                 SUBURBAN PROPANE PARTNERS, L.P.


                                 By:  /s/ Janice G. Meola
                                      ----------------------------------
                                      Name: Janice G. Meola
                                      Title: General Counsel & Secretary



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                                    EXHIBITS


Exhibit No.              Exhibit
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   99.1    Unaudited balance sheets of Suburban Energy Services Group LLC as of
           June 28, 2003 and September 28, 2002